                             GT GLOBAL DOLLAR FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997
                   SUPPLANTING SUPPLEMENT DATED JUNE 16, 1997

--------------------------------------------------------------------------------

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "HOW TO REDEEM SHARES" WITH RESPECT TO THE FUND:

Upon redemption, Class B shares of the Fund that were acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund ("Floating Rate Fund") will be subject to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund, as set forth in the current prospectus for the Floating Rate Fund. The purchase of shares of the Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO G.T. INVESTMENT PORTFOLIOS, INC. (THE "COMPANY"):

On January 30, 1998, Liechtenstein Global Trust ("LGT"), the indirect parent organization of Chancellor LGT Asset Management, Inc. (the "Manager"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes the Manager. AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of the Company's investment management agreement under the Investment Company Act of 1940 (and, therefore, a termination of such agreement),  it  is anticipated  that  the approval  of  the Company's  Board of
Directors and the Company's shareholders of new investment management arrangements will be sought. The Manager anticipates that the new investment management arrangements will be presented for shareholder approval, and anticipates that the transaction will close, on or about May 31, 1998.

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO THE FUND:

Cheng-Hock Lau and Heide Koch are the Portfolio Managers for the Fund. Mr. Lau has been Chief Investment Officer for Global Fixed Income for the Manager since November 1996, and was a Senior Portfolio Manager for global/international fixed income for the Manager from July 1995 to November 1996. Prior thereto, Mr. Lau was a Senior Vice President and Senior Portfolio Manager for Fiduciary Trust Company International from 1993 to 1995, and Vice President at Banker's Trust Company from 1991 to 1993. Ms. Koch has been a Portfolio Manager for the Fund since 1997, and a Portfolio Manager for the Manager since 1991.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc., and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Mr. Lau and Ms. Koch were employees only of Chancellor Capital prior to October 31, 1996.

                                     [LOGO]

DOLST802M                                                          March 3, 1998